                                                                    Exhibit 13.1


                      PAPP AMERICA-PACIFIC RIM FUND, INC.


                                                           Post Office Box 15508
                       NEW ACCOUNT PURCHASE APPLICATION   Phoenix, Arizona 85060
                                                                  (602) 956-1115
                                                                  (800) 421-4004


                                                Dated:
                                                       -------------------------


Make checks payable to, and mail to: Papp America-Pacific Rim Fund, Inc., P.O. Box 15508, Phoenix, AZ 85060
--------------------------------------------------------------------------------
1 AMOUNT OF PURCHASE: $__________ ($5,000 minimum for new account, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000)
--------------------------------------------------------------------------------

2    REGISTRATION: (check one)

[_]  Individual or
       Joint Account:
                      ------------------------     -----------------------------
                             (Individual)              (Joint Tenant, if any)

[_]  Transfer (or Gift) to Minor:                , Custodian for
                                  ---------------                ---------------
                                   (Custodian)                       (Minor)

     Under the Uniform Transfers (or Gifts) to Minors Act of
                                                             -------------------
                                                            (State of residence)

[_]  IRA:                             Custodian for
          ---------------------------               ----------------------------
                 (Custodian)                                (Individual)

             IRA           IRA Rollover      (circle one)

[_]  Other: (Corporations, Trusts, or others):
                                               ---------------------------------

     ---------------------------------------------------------------------------
     (Trustee(s) - please include agreement date, corporation, partnership or other entity)
--------------------------------------------------------------------------------
3    ADDRESS OF RECORD:
                        --------------------------------------------------------

City                        State            Zip         Telephone (   )
     ----------------------       ----------     -------                --------

4    CITIZENSHIP: [_] United States   [_] Other (specify)
                                                          ----------------------

--------------------------------------------------------------------------------
5    SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:
                                                   -----------------------------

                                  Page 1 of 2
               (Please complete both sides of this application)